UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 15, 2013

INTERNATIONAL LEASE FINANCE CORPORATION

(Exact name of registrant as specified in its charter)

CALIFORNIA	1-31616	22-3059110
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10250 Constellation Boulevard, Suite 3400

Los Angeles, California 90067

(Address of principal executive offices, including zip code)

(310) 788-1999

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 5.01              Changes in Control of Registrant.

On June 15, 2013, American International Group, Inc. (“AIG”), AIG Capital Corporation (“Seller”), a wholly-owned direct subsidiary of AIG and the sole shareholder of International Lease Finance Corporation (“ILFC”), and Jumbo Acquisition Limited (“Purchaser”) entered into an amendment (the “Amendment”) to the Share Purchase Agreement, dated as of December 9, 2012, as amended by Amendment No. 1, dated May 10, 2013, by and among Seller, AIG and Purchaser (the “Share Purchase Agreement”) relating to the sale of up to 90.0% of ILFC’s common stock by Seller to Purchaser (the “Transaction”).

The Amendment extends by one and a half months, to July 31, 2013, the date on which any of AIG, Seller or Purchaser may terminate the Share Purchase Agreement if the closing of the Transaction has not yet occurred. Under the Amendment, AIG and Seller may pursue (but not enter into definitive documentation for, or consummate) other offers for ILFC and may continue to pursue (but not engage in widespread solicitation of orders for, or request effectiveness of) the alternative of a public offering. Under the Amendment, AIG or Seller may terminate the Share Purchase Agreement prior to July 31, 2013 if AIG reasonably determines in good faith that closing conditions relating to regulatory matters would not be satisfied by July 31, 2013. The Amendment also amends to July 15, 2013 the date by which the Purchaser may deliver the Option Notice (as defined in the Share Purchase Agreement) to AIG and Seller.

The description of the Amendment contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 2.1 and incorporated by reference in its entirety into this Item 5.01. ILFC previously filed the Share Purchase Agreement as Exhibit 2.1 to its Current Report on Form 8-K filed on December 10, 2012 and Amendment No. 1 to the Share Purchase Agreement as Exhibit 2.1 to its Current Report on Form 8-K filed on May 13, 2013.

Item 9.01              Financial Statements and Exhibits.

The following exhibit is included with this report.

(d)           Exhibits.

Exhibit No.	Description

2.1

Amendment No. 2 to Share Purchase Agreement, dated as of June 15, 2013, among American International Group, Inc., AIG Capital Corporation and Jumbo Acquisition Limited (filed as an exhibit to AIG’s Current Report on Form 8-K (file no. 001-8787) filed on June 17, 2013 and incorporated herein by reference).

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL LEASE FINANCE CORPORATION

/s/ Elias Habayeb
By:	Elias Habayeb
Senior Vice President & Chief Financial Officer

DATED: June 17, 2013

EXHIBIT INDEX

Exhibit No.	Description

2.1

Amendment No. 2 to Share Purchase Agreement, dated as of June 15, 2013, among American International Group, Inc., AIG Capital Corporation and Jumbo Acquisition Limited (filed as an exhibit to AIG’s Current Report on Form 8-K (file no. 001-8787) filed on June 17, 2013 and incorporated herein by reference).